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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2003


                        PHILADELPHIA SUBURBAN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Pennsylvania                        1-6659                        23-1702594
---------------                    -------------                 ---------------
(State or other                    (Commission                   (IRS Employer
jurisdiction of                     File Number)                  Identification
incorporation)                                                       Number)

762 W. Lancaster Avenue, Bryn Mawr, Pennsylvania                        19010
------------------------------------------------                      ----------
(Address of principal executive offices)                              (Zip Code)

                                (610) 527 - 8000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 2.  Acquisition or Disposition of Assets.

         On July 31, 2003, Philadelphia Suburban Corporation ("Registrant") completed its acquisition of all of the outstanding common stock of four operating water and wastewater subsidiaries of AquaSource, Inc. (a subsidiary of DQE, Inc.), including selected, integrated operating and maintenance contracts and related assets for $195 million in cash. Pursuant to the purchase agreement, the amount paid at closing is subject to adjustment upon completion of a closing balance sheet and finalization of other adjustments that may occur over approximately a six month period. The acquisition was completed pursuant to a Purchase Agreement dated July 29, 2002 by and among Registrant, its subsidiary Aqua Acquisition Corporation, AquaSource, Inc. and DQE, Inc. The amount of consideration was determined through negotiations between the parties. The four companies acquired, AquaSource Utility, Inc., AquaSource Development Company, The Reynolds Group, Inc. and AquaSource Operations, Inc. will be subsidiaries of Registrant. The acquired operations serve over 130,000 water and wastewater customer accounts in eleven states. In May, 2003 Registrant announced a sale agreement for the sale of the acquired operations in New York and Connecticut to a New England based water utility company for an aggregate purchase price of $5 million and the assumption of approximately $800,000 in debt.

         Registrant financed the acquisition with a portion of the proceeds from the issuance of $135 million of unsecured notes due 2023 bearing interest at 4.87% per annum and a $90 million unsecured note issued to PNC Bank, National Association, due July 30, 2004.


Item 7.  Financial Statements, Pro Formal Financial Information and Exhibits.

         (c) Exhibits.

             Exhibit Number         Description of Document
             --------------         -----------------------

                  2.1 Purchase Agreement, dated as of July 29, 2002, by and among AquaSource, Inc., DQE, Inc., Philadelphia Suburban Corporation and Aqua Acquisition Corporation (incorporated by reference to the Form 8-K filed by Registrant with the SEC on August 5, 2002.

                  2.2 Amendment No. 1 dated as of March 4, 2003 to the Purchase Agreement dated as of July 29, 2002, by and among AquaSource, Inc., DQE, Inc., Philadelphia Suburban Corporation and Aqua Acquisition Corporation.




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PHILADELPHIA SUBURBAN CORPORATION



Date: August 14, 2003                      ROY H. STAHL
                                           ------------------------------------
                                           Name:  Roy H. Stahl
                                           Title: Executive Vice President and
                                                  General Counsel





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                                  EXHIBIT INDEX


Exhibit Number           Description of Document
--------------           -----------------------

     2.1 Purchase Agreement, dated as of July 29, 2002, by and among AquaSource, Inc., DQE, Inc., Philadelphia Suburban Corporation and Aqua Acquisition Corporation (incorporated by reference to the Form 8-K filed by Registrant with the SEC on August 5, 2002.

     2.2 Amendment No. 1 dated as of March 4, 2003 to the Purchase Agreement dated as of July 29, 2002, by and among AquaSource, Inc., DQE, Inc., Philadelphia Suburban Corporation and Aqua Acquisition Corporation.